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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           January 29, 2001
    --------------------------------------------------------------


                            Date of Report
                   (Date of Earliest Event Reported)


                           ITS Networks Inc.
    --------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                   Parque Tecnologico de Andalucia
                   Centro de Empresas - P. 5, 6y 7
                     29590, Campanillas (Malaga)
                                SPAIN
    --------------------------------------------------------------
               (Address of principal executive offices)


                           011-3495-277-2057
    --------------------------------------------------------------
         (Registrant's telephone number, including area code)


                Technology Systems International, Inc.
    --------------------------------------------------------------
    (Former name and former address, if changed since last report)


    Florida                        0-230611                    52-2137517
---------------                  ------------             -------------------
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
 incorporation)


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ITEM 5.  OTHER EVENTS

        By written consent and record of action, stockholders holding a majority (@95%) of the issued and outstanding capital stock of Technology Systems International, Inc. approved a change of its name to "ITS Networks Inc.". The Company has amended its Articles of Incorporation in the State of Florida to reflect this change.

        The Company has also changed its trading symbol in the NASD
Electronic Bulletin Board over-the-counter market from "TYSN" to "ITSN". The Common Stock of the Company has been assigned a new CUSIP number of 450663 10 9

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1    Amendment to Articles of Incorporation


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ITS Networks Inc.


                                        By:  s/Frederic Cohen
                                           ----------------------------------
                                             Frederic Cohen, President

Date: February 2, 2001